                         * Confidential Treatment Requested
                         Under 17 C.F.R. Sections 200.80(b)(4),
                         200.83 and 230.406





                                                                    EXHIBIT 10.8

ATMNET -- SAN DIEGO

ATMNET, INC                   Phone 619-643-1809
5440 Morehouse Dr. #3700      Fax 619-643-1801
San Diego, CA 92121           www.atmnet.net



QUOTE FOR WEB SIDE STORY, PRICING ACCURATE FOR THIRTY (30) DAYS FROM 12/16/97.



Engineering services @ $175 per hour: 8 hour minimum ($1,400) to include:


     -    ASN Registration

     -    RADB Registration

     -    BGP Configuration on Cisco 4700 and Cisco 7200

     -    LAN Reconfiguration



HARDWARE UPGRADE

--------------------------------------------------------------------------------
                    ITEM                               PRICE
--------------------------------------------------------------------------------
Cisco 4700 64MB Main Field Memory Upgrade            $3,420.00
--------------------------------------------------------------------------------

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 1

SERVICE DATE AND PLANNED SERVICE DATE. The Service Date shall be the date any ATMnet Services ordered under this Agreement are first available for use by Customer. The Planned Service Date shall be the date set forth on the first page of this agreement.

INITIAL TERM. The Initial Term shall be for the months shown on the Agreement, beginning on the Service Date.

RENEWAL. The Agreement shall renew automatically for additional 12 month terms unless notification of non-renewal is provided by either party not less than 30 days prior to the expiration of the Initial Term or renewal period.

PRICE CHANGES. ATMnet reserves the right to change its prices at any time by giving 30 days prior notice to customer. Customer may elect not to accept any increase in price, at which time ATMnet may decide, at its sole discretion, to cancel this Agreement and terminate service.

CANCELLATION. The Agreement is cancelable by Customer payment of all fees due for the remainder of the Initial Term, or if the Agreement has been renewed, for the renewal period.

PAYMENT. Initial Fees are payable in advance of order. Monthly Fees will be billed monthly in advance beginning one month from the Service Date. Payment of Monthly Fees are due upon receipt of invoice, and are delinquent if not received within 15 days. Any Fees not received 30 days from date of invoice are subject to a late charge of 1 1/2% per month. In the event ATMnet instigates any legal action to collect any sums owed by customer, ATMnet shall be entitled to an award of reasonable attorney fees and costs incurred by ATMnet in connection with such legal action, if a judgment in ATMnet's favor is entered in the legal action.

TAXES. Customer agrees to pay any sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, imposed on or based upon the provision, sale or use of the ATMnet Services.

INTERRUPTION OF SERVICES AND CANCELLATION FOR NONPAYMENT. Service may be interrupted if any fees are delinquent, or if Customer engages in any conduct or activities which ATMnet in its sole discretion believes breaches any of the terms of this Agreement. An interruption of service does not relieve Customer of its obligation to continue to pay monthly fees. This Agreement is cancelable by ATMnet if Customer fails to pay any amount payable under this Agreement on the date that such amount is due and payable.

ASSIGNMENT. Customer shall not, without prior written consent of ATMnet, which shall not be unreasonably withheld, assign, transfer or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement.

CUSTOMER EQUIPMENT AND FACILITIES. Customer shall at its own expense undertake all necessary preparations to comply with ATMnet's installation instructions. If Customer is not ready to accept ATMnet Services 30 days after the Planned Service Date, ATMnet may begin billing Monthly Fees using the Planned Service date as the Service Date. Customer is responsible for the use, comparability and maintenance of all Customer owned equipment.

ADDITIONAL EQUIPMENT. If ATMnet provides equipment (whether owned, leased, or rented by ATMnet) to Customer in connection with the Services provided under this Agreement ("ATMnet Equipment"), the terms and conditions of ADDENDUM 1 (ATMnet Equipment on Customer Premises") shall apply to such equipment. If Customer arranges for equipment (whether owned leased or rented by Customer) to be placed on ATMnet premises ("Customer Equipment") in connection with the services provided under this Agreement, the terms and conditions of ADDENDUM 2 (Customer Equipment on ATMnet Premises") shall apply to such equipment.

LETTER OF AGENCY (LOA). By executing the Letter Of Agency attached as Schedule 2, Customer hereby authorizes ATMnet to act on its behalf with Local Exchange Carriers and others for the provisioning of local access required as part of the ATMnet Services. This LOA shall remain in effect until canceled by Customer in writing.

ACCEPTABLE USE. ATMnet Services shall only be used by Customer for lawful purposes consistent with generally recognized business practices. Without limiting the foregoing, as long as ATMnet is supplying services to Customer. Customer represents and warrants the Customer shall not use the services in a manner (i) which results in any transmission of market in violation of any international, federal, state or legal law or regulation; (ii) which would in any way violate or infringe upon any party, privacy right, right of publicity, or any other right of any person or entity; or (iii) to display, transmit or store material which is unlawful, harmful, abusive, hateful, obscene, threatening, libelous or defamatory. Customer further warrants and represents that its use and access of other networks through ATMnet will comply with all applicable laws, regulations and conventions, including those related to privacy, international communications and exportation of technical or personal data.

DISCLAIMER; COMPLIANCE. Customer acknowledges that ATMnet does not and cannot control the content, quality or accuracy of information available through its system or over the Internet in general, and any use of such information is at Customer's own risk. By using ATMnet's services, Customer agrees to comply with the terms and conditions stated herein, or otherwise generally provided by ATMnet to Customer from time to time.

DOMAIN NAMES. At Customer's request ATMnet will assist customer in obtaining and maintaining the domain name(s) used by Customer in connection with the Services. Customer acknowledges and agrees that the domain name(s) are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), the Internet Ad Hoc


          ATMNET IS A REGISTERED SERVICE MARK o http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 o SAN DIEGO CA 92121-1798 o 619/643-1800
                             FACSIMILE 619/643-1801

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 2


Committee ("IAHC") and the registrar issuing the domain name(s). Customer agrees to pay all fees charged by the issuing registrar relating to such domain name(s). Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IAHC or the issuing registrar and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular domain name, or (ii) the ability to resolve any domain name into its associated Internet Protocol ("IP") address(es).

IP ADDRESSES. At Customer's request ATMnet will allocate IP addresses to Customer from its Classless Inter Domain Routing ("CIDR") address blocks for Customer's use solely in connection with the Services, and only for the Initial Term of the Agreement and any renewal periods. Customer acknowledges and agrees that the IP addresses are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), and the registrar authorizing the use of the IP addresses by ATMnet. Customer agrees to pay all fees charged by the issuing registrar relating to such IP addresses. Allocation of IP addresses to Customer shall be made in a manner consistent with the policies of IANA, the Internet Engineering Task Force ("IETF"), and the issuing registrar. Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IETF, the issuing registrar or other network operators and therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular IP addresses, or (ii) the routability of any IP addresses. Customer's use of IP addresses allocated to Customer by ATMnet shall cease within 90 days of the termination of this Agreement.

NO WARRANTY. ATMnet Services and ATMnet Equipment are provided on an "as is" and "as available" basis without warranties of any kind, either express or implied, including but not limited to warranties of title, noninfringement or implied warranties of merchantability or fitness for a particular purpose. No advice or information given by ATMnet or its affiliates shall create a warranty. Neither ATMnet nor its affiliates warrants that the service will be uninterrupted or error free or that any information, software or other material accessible on the service is free of harmful components.

LIMITATION OF LIABILITY. Under no circumstances shall ATMnet or its affiliates be liable for any direct, indirect, incidental, special, punitive or consequential damages that result in any way from the use of or inability to use ATMnet Services, or Customer's reliance on or use of information, services or merchandise provided on or via ATMnet Services, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects delays in operation, or transmission, or any failure of performance.

INDEMNITY. Customer agrees to defend, indemnify and hold ATMnet and its affiliates harmless from any and all liabilities, costs and expenses, including reasonable attorney's fees, settlement payments and any damages awarded related to or arising from: (1) any breach of this Agreement by Customer or its affiliates; (2) the use of ATMnet Services or the placement or transmission of any message, information, software or other materials on any other network connected to ATMnet; (3) any damages caused by Customer Equipment; (4) negligent acts or omissions of Customer or its affiliates in connection with the construction, installation, maintenance, presence, use or removal of systems, channels, equipment or software not provided by ATMnet which are connected or are to be connected to ATMnet Services: and (5) claims for infringement arising from the use of equipment and software, apparatus and systems not provided by ATMnet.

DISPUTES. This Agreement shall be governed by and construed in accordance with the laws of the state of California without application of the principles of conflict of laws. The parties consent to and submit to the exclusive jurisdiction of the federal and state courts located in San Diego, California.

NOTICE. All notices to a party under this Agreement will be in writing and will be sent by registered or certified mail, return receipt requested, or delivered by hand, by overnight courier or by telecopier to such party's place of business as noted on page 1 of this Agreement, or to such other address as may be designated in writing by either party in accordance with this section. Notices are effective upon receipt.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior representations, agreements and understandings whether oral, written or implied, and may only be modified in writing.


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 - 619/643-1800
                             FACSIMILE 619/643-1801

ATMNET SERVICES AGREEMENT

This agreement for ATMNET Services (this Agreement) is entered into by and between ATMNET, a California corporation (ATMNET) and Customer, and is bound by the following provisions and by the Terms and Conditions attached hereto and incorporated herein by this reference.


-------------------------------------------------------------------------------
Customer: Web Side Story                       Location:
-------------------------------------------------------------------------------
          6450 Lusk Boulevard, Suite E206
          -------------------------------------          -----------------------
          San Diego, CA 92121
          -------------------------------------          -----------------------

--------------------------------------------------------------------------------
Contact: Blaise Barrelet Phone: 619-546-0040   Contact:     Phone:
--------------------------------------------------------------------------------
Fax: 619-546-0480        Email:                Fax:         Email
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Schedule of ATMNET Services to be provided    Initial Fees   Monthly Fees
--------------------------------------------------------------------------------
Cisco 4700 Router Chassis with AC power                 $7650
--------------------------------------------------------------------------------
IP Software                                             $1530
--------------------------------------------------------------------------------
Ethernet 6-ports                                        $5400
--------------------------------------------------------------------------------
ATM DS-3 1-port                                       $11,250
--------------------------------------------------------------------------------
4700 SmartNet Maintenance                               $1250
--------------------------------------------------------------------------------
California Sales Tax on hardware (7.75%)            $2,001.83
--------------------------------------------------------------------------------
                                        Totals     $29,081.83
                                        ----------------------------------------

--------------------------------------------------------------------------------
PLANNED SERVICE DATE: June 1, 1997  TERM: __ months  TOTAL DUE IN ADVANCE: $0
--------------------------------------------------------------------------------
EFFECTIVE DATE OF AGREEMENT: May 22, 1997   INSTALLATION AND FIRST MONTH DUE
                                            WITH ORDER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Instructions:


Terms: COD




--------------------------------------------------------------------------------

Customer                                 ATMNET
--------                                 ------


by: /s/ BLAISE P. BARRELET  Date 5/23    by:  /s/ CLARK BURKE   Date 5-22-97
    ---------------------------------         ----------------------------------
its: President/CEO                       its: Account Executive



          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 - 619/643-1800
                             FACSIMILE 619/643-1801

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 1

SERVICE DATE AND PLANNED SERVICE DATE. The Service Date shall be the date any ATMnet Services ordered under this Agreement are first available for use by Customer. The Planned Service Date shall be the date set forth on the first page of this agreement.

INITIAL TERM. The Initial Term shall be for the months shown on the Agreement, beginning on the Service Date.

RENEWAL. The Agreement shall renew automatically for additional 12 month terms unless notification of non-renewal is provided by either party not less than 30 days prior to the expiration of the Initial Term or renewal period.

CANCELLATION. The Agreement is cancelable by Customer at any time upon ten (10) days notice to ATMnet and upon payment of all fees due for the remainder of the Initial Term, or if the Agreement has been renewed, for the renewal period, in accordance with the terms on the cover sheet of this Agreement.

PAYMENT. Initial Fees are payable in advance of order, Monthly Fees will be billed monthly in advance beginning one month from the Service Date. Payment of Monthly Fees are due upon receipt of invoice, and are delinquent if not received within 15 days. Any Fees not received 30 days from date of invoice are subject to a late charge of 1 1/2% per month. In the event ATMnet instigates any legal action to collect any sums owed by customer, ATMnet shall be entitled to an award of reasonable attorney fees and costs incurred by ATMnet in connection with such legal action, if a judgment in ATMnet's favor is entered in the legal action.

TAXES. Customer agrees to pay any sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, imposed on or based upon the provision, sale or use of the ATMnet Services, excluding any taxes levied on ATMnet's income.

INTERRUPTION OF SERVICES AND CANCELLATION FOR NONPAYMENT. Service may be interrupted if any fees are delinquent, or if Customer engages in any conduct or activities which ATMnet believes constitute a material breach of any of the material terms of this Agreement. An interruption of service does not relieve Customer of its obligation to continue to pay monthly fees. This Agreement is cancelable by ATMnet upon thirty (30) days written notice if Customer fails to pay any amount payable under this Agreement on the date that such amount is due and payable.

ASSIGNMENT. Customer may assign this Agreement in connection with a corporate reorganization, acquisition, or merger. Subject to the foregoing, Customer shall not, without prior written consent of ATMnet, which shall not be unreasonably withheld, assign, transfer or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement.

CUSTOMER EQUIPMENT AND FACILITIES. Customer shall at its own expense undertake all necessary preparations to comply with ATMnet's installation instructions. If Customer is not ready to accept ATMnet Services 30 days after the Planned Service Date, ATMnet may begin billing Monthly Fees using the Planned Service date as the Service Date. Customer is responsible for the use, compatibility and maintenance of all Customer owned equipment.

ADDITIONAL EQUIPMENT. If ATMnet provides equipment (whether owned, leased, or rented by ATMnet) to Customer in connection with the Services provided under this Agreement ("ATMnet Equipment"), the terms and conditions of ADDENDUM 1 (ATMnet Equipment on Customer Premises") shall apply to such equipment. If customer arranges for equipment (whether owned leased or rented by Customer) to be placed on ATMnet premises ("Customer Equipment") in connection with the services provided under this Agreement, the terms and conditions of ADDENDUM 2 (Customer Equipment on ATMnet Premises") shall apply to such equipment.

ACCEPTABLE USE. ATMnet Services shall only be used by Customer for lawful purposes consistent with generally recognized business practices.

DISCLAIMER; COMPLIANCE. Customer acknowledges that ATMnet does not and cannot control the content, quality or accuracy of information available through its system or over the Internet in general, and any use of such information is at Customer's own risk. By using ATMnet's services, Customer agrees to comply with the terms and conditions stated herein, or otherwise generally provided in writing by ATMnet and agreed to, in writing, by Customer from time to time.

DOMAIN NAMES. At Customer's request ATMnet will assist customer in obtaining and maintaining the domain name(s) used by Customer in connection with the Services. Customer acknowledges and agrees that the domain name(s) are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), the Internet Ad Hoc Committee ("IAHC") and the registrar issuing the domain name(s). Customer agrees to pay all fees charged by the issuing registrar relating to such domain name(s). Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IAHC or the issuing registrar and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular domain name, or (ii) the ability to resolve any domain name into its associated Internet Protocol ("IP") address(es).

IP ADDRESSES. At Customer's request ATMnet will allocate IP addresses to Customer from its Classless Inter Domain Routing ("CIDR") address blocks for Customer's use solely in connection with the Services, and only for the Initial Term of the Agreement and any renewal periods. Customer acknowledges and agrees that the IP addresses are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), and the registrar authorizing the use of the IP addresses by ATMnet. Customer agrees to pay all fees

          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
         5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 -
                      619/643-1800 FACSIMILE 619/643-1801

INTERNET SERVICES TERMS AND CONDITIONS
PAGE 2

charged by the issuing registrar relating to such IP addresses. Allocation of IP addresses to Customer shall be made in a manner consistent with the policies of IANA, the Internet Engineering Task Force ("IETF"), and the issuing registrar. Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IETF, the issuing registrar or other network operators and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular IP addresses, or (ii) the routability of any IP addresses. Customer's use of IP addresses allocated to Customer by ATMnet shall cease within 90 days of the termination of this Agreement.

LIMITED WARRANTY. ATMnet represents and warrants that it has full power and authority to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted in this Agreement. ATMnet further warrants that all services provided by ATMnet under this Agreement will be provided in a workmanlike manner and in accordance with the standards of workmanship in the industry. ATMnet further represents that, as of the effective date of this Agreement, ATMnet is not aware of any specific claim (whether or not embodied in an action, past or present) by any third party that the ATMnet Services or the ATMnet Equipment infringe the intellectual property rights of any third party. Subject to the foregoing, ATMnet Services and ATMnet Equipment are provided on an "as is" and "as available" basis without warranties of any kind, either express or implied, including but not limited to warranties of title, noninfringement or implied warranties or merchantability or fitness for a particular purpose. No advice or information given by ATMnet or its affiliates shall create a warranty. Neither ATMnet nor its affiliates warrants that the service will be uninterrupted or error free or that any information, software or other material accessible on the service is free of harmful components.

LIMITATION OF LIABILITY. Under no circumstances shall either party or its affiliates be liable for any indirect, incidental, special, punitive or consequential damages that result in any way from the use of or inability to use ATMnet Services, or Customer's reliance on or use of information, services or merchandise provided on or via ATMnet Services, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission, or any failure of performance.

INDEMNITY. Customer agrees to defend, indemnify and hold ATMnet and its affiliates harmless form any and all liabilities, costs and expenses, including reasonable attorney's fees, settlement payments and any damages awarded related to or arising from: (1) the placement or transmission of any message, information, software or other materials on any other network connected to ATMnet; (2) any damages caused by Customer Equipment, (3) negligent acts or omissions of Customer or its affiliates in connection with the construction, installation, maintenance, presence, use or removal of systems, channels, equipment or software not provided by ATMnet which are connected or are to be connected to ATMnet Services; and (4) claims for infringement arising from the use of equipment and software, apparatus and systems not provided by ATMnet. In no event will Customer be liable to ATMnet for the content of information put on the ATMnet system by Customer's customers. Customer will provide in its contracts with its customers that those customers are solely liable for any content such customer puts on the ATMnet system.

DISPUTES. This Agreement and its addendum shall be governed by and construed in accordance with the laws of the state of California without application of the principles of conflict of laws. The parties consent to and submit to the exclusive jurisdiction of the federal and state courts located in San Diego, California.

NOTICES. All notices to a party under this Agreement will be in writing and will be sent by registered or certified mail, return receipt requested, or delivered by hand, by overnight courier or by telecopier to such party's place of business as noted on page 1 of this Agreement, or to such other address as may be designated in writing by either party in accordance with this section. Notices are effective upon receipt.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior representations, agreements and understandings whether oral, written or implied, and may only be modified in writing.


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
         5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 93131-1798 -
                      619/643-1800 FACSIMILE 619/643-1801

                                   ADDENDUM 2

                     Customer Equipment on ATMnet Premises

1. Delivery and Installation. Customer shall deliver to ATMnet the Customer Equipment on or before the delivery date agreed to by ATMnet and Customer. One week prior to the delivery date, Customer shall provide ATMnet with a description of the configuration of the equipment and its connection to ATMnet equipment.

2. Use. Customer shall use Customer Equipment solely and exclusively in accordance with this Agreement.

3. Installation. If any installation is necessary, customer shall install Customer Equipment at ATMnet's facility. Customer shall be responsible for insuring the maintenance of the Customer Equipment in good working order and condition. This maintenance shall include, but not be limited to, calibrating test equipment and having service and preventive maintenance performed as appropriate.

4. Access and Supervision. All access to Customer Equipment by Customer must be supervised by ATMnet. Emergency access will be provided as soon as possible on a best effort basis. Non-emergency access requires 24 hour advance notice. Customer shall not, under any circumstances, touch any equipment in ATMnet's facility other than the Customer Equipment, without the prior approval of ATMnet.

5. Adherence to Standards. The quality of all work performed on ATMnet premises must be to ATMnet's reasonable satisfaction. If such work is not performed to ATMnet's reasonable satisfaction, ATMnet will give Customer specific, written notice of the work that needs correction. If Customer does not correct such work to ATMnet's reasonable satisfaction within thirty (30) days of such notice, ATMnet may, if necessary, make corrections to the work performed at Customer's expense.

6. Interconnection. An Interconnection is any connection between the Customer Equipment and any other equipment within the ATMnet facility, and includes connections to equipment operated by ATMnet and/or third parties with circuit termination facilities within ATMnet facilities. All
     Interconnections must be approved and supervised by ATMnet, and Interconnections with third parties must be ordered by ATMnet.

7. Return. ATMnet shall return to Customer all Customer equipment, upon expiration or earlier termination of the Agreement.

ATMNET SERVICES AGREEMENT                                     NO. 002-________

This agreement for ATMnet Services (this Agreement) is entered into by and between Verio-San Diego, a Colorado corporation (ATMnet) and Customer, and is bound by the following provisions hereto and incorporated herein by this reference.

Customer:      Web Side Story                                       Location:
---------------------------------------------------------------------------------------------------------------
               6450 Lusk Boulevard, Suite E206
               San Diego, CA 92121

---------------------------------------------------------------------------------------------------------------
Contact: Blaise Barrelet         Phone: 619-546-0040                Contact:         Phone:
---------------------------------------------------------------------------------------------------------------
Fax: 619-546-0480                Email:                             Fax:             Email:
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Schedule of ATMnet Services to be provided                                       Initial Fees    Monthly Fees
---------------------------------------------------------------------------------------------------------------
                                                                                  $5,085.05
Engineering Services @ $175 per hour; 8 hour minimum                              $   1,400
---------------------------------------------------------------------------------------------------------------
Cisco 4700 64MB Main Field Memory Upgrade                                         $   3,420
---------------------------------------------------------------------------------------------------------------
California Sales Tax on hardware (7.75%)                                          $  265.05
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                        Totals    $5,085.05
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PLANNED SERVICE DATE: December 18, 1997           TERM: ____ month      Total Due In Advance:    0
---------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE OF AGREEMENT: December 16, 1997                       Installation and first month with order
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS:

Engineering services are to include: ASN Registration, RADB Registration, BGP Configuration on Cisco 4700 and Cisco 7200 and LAN Reconfiguration.

$3,685.05 is due upon equipment delivery.

--------------------------------------------------------------------------------

Customer                                            ATMNET


by: /s/ AGNES BARRELET            Date              by: /s/ CLARKE BURKE         Date 12-16-97
----------------------------------------------      ----------------------------------------------
its: CFO                                            its: District Sales Manager


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO CA 92121-1798 - 619/643-1800
                             FACSIMILE 619/643-1801

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 1

SERVICE DATE AND PLANNED SERVICE DATE. The Service Date shall be the date any ATMnet Services ordered under this Agreement are first available for use by Customer. The Planned Service Date shall be the date set forth on the first page of this agreement.

INITIAL TERM. The Initial Term shall be for the months shown on the Agreement, beginning on the Service Date.

RENEWAL. The Agreement shall renew automatically for additional 12 month terms unless notification of non-renewal is provided by either party not less than 30 days prior to the expiration of the Initial Term or renewal period.

PRICE CHANGES. ATMnet reserves the right to change its prices at any time by giving 30 days prior notice to customer. Customer may elect not to accept any increase in price, at which time ATMnet may decide, at its sole discretion, to cancel this Agreement and terminate service.

CANCELLATION. The Agreement is cancelable by Customer payment of all fees due for the remainder of the Initial Term, or if the Agreement has been renewed, for the renewal period.

PAYMENT. Initial Fees are payable in advance of order. Monthly Fees will be billed monthly in advance beginning one month from the Service Date. Payment of Monthly Fees are due upon receipt of invoice, and are delinquent if not received within 15 days. Any Fees not received 30 days from date of invoice are subject to a late charge of 1 1/2% per month. In the event ATMnet instigates any legal action to collect any sums owed by customer, ATMnet shall be entitled to an award of reasonable attorney fees and costs incurred by ATMnet in connection with such legal action, if a judgment in ATMnet's favor is entered in the legal action.

TAXES. Customer agrees to pay any sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, imposed on or based upon the provision, sale or use of the ATMnet Services.

INTERRUPTION OF SERVICES AND CANCELLATION FOR NONPAYMENT. Service may be interrupted if any fees are delinquent, or if Customer engages in any conduct or activities which ATMnet in its sole discretion believes breaches any of the terms of this Agreement. An interruption of service does not relieve Customer of its obligation to continue to pay monthly fees. This Agreement is cancelable by ATMnet if Customer fails to pay any amount payable under this Agreement on the date that such amount is due and payable.

ASSIGNMENT. Customer shall not, without prior written consent of ATMnet, which shall not be unreasonably withheld, assign, transfer or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement.

CUSTOMER EQUIPMENT AND FACILITIES. Customer shall at its own expense undertake all necessary preparations to comply with ATMnet's installation instructions. If Customer is not ready to accept ATMnet Services 30 days after the Planned Service Date, ATMnet may begin billing Monthly Fees using the Planned Service date as the Service Date. Customer is responsible for the use, comparability and maintenance of all Customer owned equipment.

ADDITIONAL EQUIPMENT. If ATMnet provides equipment (whether owned, leased, or rented by ATMnet) to Customer in connection with the Services provided under this Agreement ("ATMnet Equipment"), the terms and conditions of ADDENDUM 1 (ATMnet Equipment on Customer Premises") shall apply to such equipment. If Customer arranges for equipment (whether owned leased or rented by Customer) to be placed on ATMnet premises ("Customer Equipment") in connection with the services provided under this Agreement, the terms and conditions of ADDENDUM 2 (Customer Equipment on ATMnet Premises") shall apply to such equipment.

LETTER OF AGENCY (LOA). By executing the Letter Of Agency attached as Schedule 2, Customer hereby authorizes ATMnet to act on its behalf with Local Exchange Carriers and others for the provisioning of local access required as part of the ATMnet Services. This LOA shall remain in effect until canceled by Customer in writing.

ACCEPTABLE USE. ATMnet Services shall only be used by Customer for lawful purposes consistent with generally recognized business practices. Without limiting the foregoing, as long as ATMnet is supplying services to Customer. Customer represents and warrants the Customer shall not use the services in a manner (i) which results in any transmission of market in violation of any international, federal, state or legal law or regulation; (ii) which would in any way violate or infringe upon any party, privacy right, right of publicity, or any other right of any person or entity; or (iii) to display, transmit or store material which is unlawful, harmful, abusive, hateful, obscene, threatening, libelous or defamatory. Customer further warrants and represents that its use and access of other networks through ATMnet will comply with all applicable laws, regulations and conventions, including those related to privacy, international communications and exportation of technical or personal data.

DISCLAIMER; COMPLIANCE. Customer acknowledges that ATMnet does not and cannot control the content, quality or accuracy of information available through its system or over the Internet in general, and any use of such information is at Customer's own risk. By using ATMnet's services, Customer agrees to comply with the terms and conditions stated herein, or otherwise generally provided by ATMnet to Customer from time to time.

DOMAIN NAMES. At Customer's request ATMnet will assist customer in obtaining and maintaining the domain name(s) used by Customer in connection with the Services. Customer acknowledges and agrees that the domain name(s) are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), the Internet Ad Hoc


          ATMNET IS A REGISTERED SERVICE MARK o http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 o SAN DIEGO CA 92121-1798 o 619/643-1800
                             FACSIMILE 619/643-1801

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 2


Committee ("IAHC") and the registrar issuing the domain name(s). Customer agrees to pay all fees charged by the issuing registrar relating to such domain name(s). Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IAHC or the issuing registrar and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular domain name, or (ii) the ability to resolve any domain name into its associated Internet Protocol ("IP") address(es).

IP ADDRESSES. At Customer's request ATMnet will allocate IP addresses to Customer from its Classless Inter Domain Routing ("CIDR") address blocks for Customer's use solely in connection with the Services, and only for the Initial Term of the Agreement and any renewal periods. Customer acknowledges and agrees that the IP addresses are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), and the registrar authorizing the use of the IP addresses by ATMnet. Customer agrees to pay all fees charged by the issuing registrar relating to such IP addresses. Allocation of IP addresses to Customer shall be made in a manner consistent with the policies of IANA, the Internet Engineering Task Force ("IETF"), and the issuing registrar. Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IETF, the issuing registrar or other network operators and therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular IP addresses, or (ii) the routability of any IP addresses. Customer's use of IP addresses allocated to Customer by ATMnet shall cease within 90 days of the termination of this Agreement.

NO WARRANTY. ATMnet Services and ATMnet Equipment are provided on an "as is" and "as available" basis without warranties of any kind, either express or implied, including but not limited to warranties of title, noninfringement or implied warranties of merchantability or fitness for a particular purpose. No advice or information given by ATMnet or its affiliates shall create a warranty. Neither ATMnet nor its affiliates warrants that the service will be uninterrupted or error free or that any information, software or other material accessible on the service is free of harmful components.

LIMITATION OF LIABILITY. Under no circumstances shall ATMnet or its affiliates be liable for any direct, indirect, incidental, special, punitive or consequential damages that result in any way from the use of or inability to use ATMnet Services, or Customer's reliance on or use of information, services or merchandise provided on or via ATMnet Services, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects delays in operation, or transmission, or any failure of performance.

INDEMNITY. Customer agrees to defend, indemnify and hold ATMnet and its affiliates harmless from any and all liabilities, costs and expenses, including reasonable attorney's fees, settlement payments and any damages awarded related to or arising from: (1) any breach of this Agreement by Customer or its affiliates; (2) the use of ATMnet Services or the placement or transmission of any message, information, software or other materials on any other network connected to ATMnet; (3) any damages caused by Customer Equipment; (4) negligent acts or omissions of Customer or its affiliates in connection with the construction, installation, maintenance, presence, use or removal of systems, channels, equipment or software not provided by ATMnet which are connected or are to be connected to ATMnet Services: and (5) claims for infringement arising from the use of equipment and software, apparatus and systems not provided by ATMnet.

DISPUTES. This Agreement shall be governed by and construed in accordance with the laws of the state of California without application of the principles of conflict of laws. The parties consent to and submit to the exclusive jurisdiction of the federal and state courts located in San Diego, California.

NOTICE. All notices to a party under this Agreement will be in writing and will be sent by registered or certified mail, return receipt requested, or delivered by hand, by overnight courier or by telecopier to such party's place of business as noted on page 1 of this Agreement, or to such other address as may be designated in writing by either party in accordance with this section. Notices are effective upon receipt.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior representations, agreements and understandings whether oral, written or implied, and may only be modified in writing.


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 - 619/643-1800
                             FACSIMILE 619/643-1801

ATMNET SERVICES AGREEMENT                                NO. 002-

This agreement for ATMNET Services (this Agreement) is entered into by and between ATMNET, a California corporation (ATMNET) and Customer, and is bound by the following provisions and by the Terms and Conditions attached hereto and incorporated herein by this reference.

--------------------------------------------------------------------------------------
Customer:  Web Side Story                             Location:
           6450 Lusk Boulevard, Suite E206
           San Diego, CA 92121
--------------------------------------------------------------------------------------
Contact:   Blaise Barrelet   Phone: 619-546-0040      Contact:         Phone:
--------------------------------------------------------------------------------------
Fax: 619-546-0480            Email:                   Fax:             Email
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  SCHEDULE OF ATMNET SERVICES TO BE PROVIDED                   INITIAL FEES    MONTHLY
                                                                                FEES
--------------------------------------------------------------------------------------
 Dedicated ATMnet Access at 10Mbps Data Rate via remote DS-3            ***        ***
     local loop
 DS-3 Local Loop Circuit                                                 $0        ***
                                                            TOTALS      ***        ***
                                                --------------------------------------

--------------------------------------------------------------------------------------
PLANNED SERVICE DATE: May 23, 1997  TERM: 36 months          TOTAL DUE IN ADVANCE: $0
--------------------------------------------------------------------------------------
EFFECTIVE DATE OF AGREEMENT: May 1, 1997   INSTALLATION AND FIRST MONTH DUE WITH ORDER
--------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS:

1. This agreement will supercede the previous agreement between Web Side Story and ATMnet dated March 10, 1997 when service begins under the remote DS-3 circuit. Until that time, Web Side Story will continue payment and service under the existing agreement for 10Mbps Dedicated ATMnet Access.

2. The installation fee will be payable over the initial five months of service according to the schedule below:


                                       Dedicated
     Term             Installation     ATMnet Access     Local Loop       Total
     ---------------------------------------------------------------------------
     Months 1 to 5    $1000.00           ***              ***             ***
     Months 5 to 36                      ***              ***             ***

3. Web Side Story may integrate to higher levels of bandwidth over the DS-3 local loop according to the schedule below:

     Monthly Dedicated ATMnet Access Charge
     ---------------------------------------
     25Mbps             ***
     45Mbps             ***

4. If Web Side Story migrates to bandwidth levels between 45Mbps and 155Mbps an additional *** ATMnet installation charge will be applied and upgrades to Web Side Story's equipment and the local loop circuit will be required at additional expense. The charge for 155Mbps connectivity would be *** not including the local loop portion. Intermediate levels of bandwidth between 45Mbps and 155Mbps may be priced on an individual basis.

5. If Web Side Story terminates this agreement between month 12 and 36, Web Side Story must pay ATMnet the difference between the 36 month discounted price and the standard price ($1000 in installation cost and $375 for each month the service was utilized).

6. It is assumed that Web Side Story will provide all server-based services (email, FTP, Web, DNS etc.). ATMnet may provide primary or secondary DNS as a part of this agreement.

7. It is the intent of this agreement to maintain pricing for bandwidth in accordance with current ATMnet and industry standards. A review of pricing for Dedicated ATMnet Access may be initiated by either party every six months. The standards of evidence for rational pricing will be three ATMnet contracts for the same or similar levels of Dedicated ATMnet Access within six months of the review date.

Customer                                    ATMNET

by: /s/ BLAISE P. BARRELET   Date           by: /s/ CLARK BURKE    Date 5-1-97
    ------------------------------------    ------------------------------------
its: President & CEO                        its: Account Executive


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
   5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 - 619/643-1800
                             FACSIMILE 619/643-1801

*** Confidential Portions have been omitted and filed separately with the Securities and Exchange Commission.

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 1

SERVICE DATE AND PLANNED SERVICE DATE. The Service Date shall be the date any ATMnet Services ordered under this Agreement are first available for use by Customer. The Planned Service Date shall be the date set forth on the first page of this agreement.

INITIAL TERM. The Initial Term shall be for the months shown on the Agreement, beginning on the Service Date.

RENEWAL. The Agreement shall renew automatically for additional 12 month terms unless notification of non-renewal is provided by either party not less than 30 days prior to the expiration of the Initial Term or renewal period.

CANCELLATION. The Agreement is cancelable by Customer at any time upon ten (10) days notice to ATMnet and upon payment of all fees due for the remainder of the Initial Term, or if the Agreement has been renewed, for the renewal period, in accordance with the terms on the cover sheet of this Agreement.

PAYMENT. Initial Fees are payable in advance of order, Monthly Fees will be billed monthly in advance beginning one month from the Service Date. Payment of Monthly Fees are due upon receipt of invoice, and are delinquent if not received within 15 days. Any Fees not received 30 days from date of invoice are subject to a late charge of 1 1/2% per month. In the event ATMnet instigates any legal action to collect any sums owed by customer, ATMnet shall be entitled to an award of reasonable attorney fees and costs incurred by ATMnet in connection with such legal action, if a judgment in ATMnet's favor is entered in the legal action.

TAXES. Customer agrees to pay any sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, imposed on or based upon the provision, sale or use of the ATMnet Services, excluding any taxes levied on ATMnet's income.

INTERRUPTION OF SERVICES AND CANCELLATION FOR NONPAYMENT. Service may be interrupted if any fees are delinquent, or if Customer engages in any conduct or activities which ATMnet believes constitute a material breach of any of the material terms of this Agreement. An interruption of service does not relieve Customer of its obligation to continue to pay monthly fees. This Agreement is cancelable by ATMnet upon thirty (30) days written notice if Customer fails to pay any amount payable under this Agreement on the date that such amount is due and payable.

ASSIGNMENT. Customer may assign this Agreement in connection with a corporate reorganization, acquisition, or merger. Subject to the foregoing, Customer shall not, without prior written consent of ATMnet, which shall not be unreasonably withheld, assign, transfer or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement.

CUSTOMER EQUIPMENT AND FACILITIES. Customer shall at its own expense undertake all necessary preparations to comply with ATMnet's installation instructions. If Customer is not ready to accept ATMnet Services 30 days after the Planned Service Date, ATMnet may begin billing Monthly Fees using the Planned Service date as the Service Date. Customer is responsible for the use, compatibility and maintenance of all Customer owned equipment.

ADDITIONAL EQUIPMENT. If ATMnet provides equipment (whether owned, leased, or rented by ATMnet) to Customer in connection with the Services provided under this Agreement ("ATMnet Equipment"), the terms and conditions of ADDENDUM 1 (ATMnet Equipment on Customer Premises") shall apply to such equipment. If customer arranges for equipment (whether owned leased or rented by Customer) to be placed on ATMnet premises ("Customer Equipment") in connection with the services provided under this Agreement, the terms and conditions of ADDENDUM 2 (Customer Equipment on ATMnet Premises") shall apply to such equipment.

ACCEPTABLE USE. ATMnet Services shall only be used by Customer for lawful purposes consistent with generally recognized business practices.

DISCLAIMER; COMPLIANCE. Customer acknowledges that ATMnet does not and cannot control the content, quality or accuracy of information available through its system or over the Internet in general, and any use of such information is at Customer's own risk. By using ATMnet's services, Customer agrees to comply with the terms and conditions stated herein, or otherwise generally provided in writing by ATMnet and agreed to, in writing, by Customer from time to time.

DOMAIN NAMES. At Customer's request ATMnet will assist customer in obtaining and maintaining the domain name(s) used by Customer in connection with the Services. Customer acknowledges and agrees that the domain name(s) are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), the Internet Ad Hoc Committee ("IAHC") and the registrar issuing the domain name(s). Customer agrees to pay all fees charged by the issuing registrar relating to such domain name(s). Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IAHC or the issuing registrar and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular domain name, or (ii) the ability to resolve any domain name into its associated Internet Protocol ("IP") address(es).

IP ADDRESSES. At Customer's request ATMnet will allocate IP addresses to Customer from its Classless Inter Domain Routing ("CIDR") address blocks for Customer's use solely in connection with the Services, and only for the Initial Term of the Agreement and any renewal periods. Customer acknowledges and agrees that the IP addresses are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), and the registrar authorizing the use of the IP addresses by ATMnet. Customer agrees to pay all fees

          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
         5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 -
                      619/643-1800 FACSIMILE 619/643-1801

INTERNET SERVICES TERMS AND CONDITIONS
PAGE 2

charged by the issuing registrar relating to such IP addresses. Allocation of IP addresses to Customer shall be made in a manner consistent with the policies of IANA, the Internet Engineering Task Force ("IETF"), and the issuing registrar. Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IETF, the issuing registrar or other network operators and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular IP addresses, or (ii) the routability of any IP addresses. Customer's use of IP addresses allocated to Customer by ATMnet shall cease within 90 days of the termination of this Agreement.

LIMITED WARRANTY. ATMnet represents and warrants that it has full power and authority to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted in this Agreement. ATMnet further warrants that all services provided by ATMnet under this Agreement will be provided in a workmanlike manner and in accordance with the standards of workmanship in the industry. ATMnet further represents that, as of the effective date of this Agreement, ATMnet is not aware of any specific claim (whether or not embodied in an action, past or present) by any third party that the ATMnet Services or the ATMnet Equipment infringe the intellectual property rights of any third party. Subject to the foregoing, ATMnet Services and ATMnet Equipment are provided on an "as is" and "as available" basis without warranties of any kind, either express or implied, including but not limited to warranties of title, noninfringement or implied warranties or merchantability or fitness for a particular purpose. No advice or information given by ATMnet or its affiliates shall create a warranty. Neither ATMnet nor its affiliates warrants that the service will be uninterrupted or error free or that any information, software or other material accessible on the service is free of harmful components.

LIMITATION OF LIABILITY. Under no circumstances shall either party or its affiliates be liable for any indirect, incidental, special, punitive or consequential damages that result in any way from the use of or inability to use ATMnet Services, or Customer's reliance on or use of information, services or merchandise provided on or via ATMnet Services, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission, or any failure of performance.

INDEMNITY. Customer agrees to defend, indemnify and hold ATMnet and its affiliates harmless form any and all liabilities, costs and expenses, including reasonable attorney's fees, settlement payments and any damages awarded related to or arising from: (1) the placement or transmission of any message, information, software or other materials on any other network connected to ATMnet; (2) any damages caused by Customer Equipment, (3) negligent acts or omissions of Customer or its affiliates in connection with the construction, installation, maintenance, presence, use or removal of systems, channels, equipment or software not provided by ATMnet which are connected or are to be connected to ATMnet Services; and (4) claims for infringement arising from the use of equipment and software, apparatus and systems not provided by ATMnet. In no event will Customer be liable to ATMnet for the content of information put on the ATMnet system by Customer's customers. Customer will provide in its contracts with its customers that those customers are solely liable for any content such customer puts on the ATMnet system.

DISPUTES. This Agreement and its addendum shall be governed by and construed in accordance with the laws of the state of California without application of the principles of conflict of laws. The parties consent to and submit to the exclusive jurisdiction of the federal and state courts located in San Diego, California.

NOTICES. All notices to a party under this Agreement will be in writing and will be sent by registered or certified mail, return receipt requested, or delivered by hand, by overnight courier or by telecopier to such party's place of business as noted on page 1 of this Agreement, or to such other address as may be designated in writing by either party in accordance with this section. Notices are effective upon receipt.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior representations, agreements and understandings whether oral, written or implied, and may only be modified in writing.


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
         5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 93131-1798 -
                      619/643-1800 FACSIMILE 619/643-1801

ATMNET SERVICES TERMS AND CONDITIONS
PAGE 1

SERVICE DATE AND PLANNED SERVICE DATE. The Service Date shall be the date any ATMnet Services ordered under this Agreement are first available for use by Customer. The Planned Service Date shall be the date set forth on the first page of this agreement.

INITIAL TERM. The Initial Term shall be for the months shown on the Agreement, beginning on the Service Date.

RENEWAL. The Agreement shall renew automatically for additional 12 month terms unless notification of non-renewal is provided by either party not less than 30 days prior to the expiration of the Initial Term or renewal period.

CANCELLATION. The Agreement is cancelable by Customer at any time upon ten (10) days notice to ATMnet and upon payment of all fees due for the remainder of the Initial Term, or if the Agreement has been renewed, for the renewal period, in accordance with the terms on the cover sheet of this Agreement.

PAYMENT. Initial Fees are payable in advance of order, Monthly Fees will be billed monthly in advance beginning one month from the Service Date. Payment of Monthly Fees are due upon receipt of invoice, and are delinquent if not received within 15 days. Any Fees not received 30 days from date of invoice are subject to a late charge of 1 1/2% per month. In the event ATMnet instigates any legal action to collect any sums owed by customer, ATMnet shall be entitled to an award of reasonable attorney fees and costs incurred by ATMnet in connection with such legal action, if a judgment in ATMnet's favor is entered in the legal action.

TAXES. Customer agrees to pay any sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, imposed on or based upon the provision, sale or use of the ATMnet Services, excluding any taxes levied on ATMnet's income.

INTERRUPTION OF SERVICES AND CANCELLATION FOR NONPAYMENT. Service may be interrupted if any fees are delinquent, or if Customer engages in any conduct or activities which ATMnet believes constitute a material breach of any of the material terms of this Agreement. An interruption of service does not relieve Customer of its obligation to continue to pay monthly fees. This Agreement is cancelable by ATMnet upon thirty (30) days written notice if Customer fails to pay any amount payable under this Agreement on the date that such amount is due and payable.

ASSIGNMENT. Customer may assign this Agreement in connection with a corporate reorganization, acquisition, or merger. Subject to the foregoing, Customer shall not, without prior written consent of ATMnet, which shall not be unreasonably withheld, assign, transfer or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement.

CUSTOMER EQUIPMENT AND FACILITIES. Customer shall at its own expense undertake all necessary preparations to comply with ATMnet's installation instructions. If Customer is not ready to accept ATMnet Services 30 days after the Planned Service Date, ATMnet may begin billing Monthly Fees using the Planned Service date as the Service Date. Customer is responsible for the use, compatibility and maintenance of all Customer owned equipment.

ADDITIONAL EQUIPMENT. If ATMnet provides equipment (whether owned, leased, or rented by ATMnet) to Customer in connection with the Services provided under this Agreement ("ATMnet Equipment"), the terms and conditions of ADDENDUM 1 (ATMnet Equipment on Customer Premises") shall apply to such equipment. If customer arranges for equipment (whether owned leased or rented by Customer) to be placed on ATMnet premises ("Customer Equipment") in connection with the services provided under this Agreement, the terms and conditions of ADDENDUM 2 (Customer Equipment on ATMnet Premises") shall apply to such equipment.

ACCEPTABLE USE. ATMnet Services shall only be used by Customer for lawful purposes consistent with generally recognized business practices.

DISCLAIMER; COMPLIANCE. Customer acknowledges that ATMnet does not and cannot control the content, quality or accuracy of information available through its system or over the Internet in general, and any use of such information is at Customer's own risk. By using ATMnet's services, Customer agrees to comply with the terms and conditions stated herein, or otherwise generally provided in writing by ATMnet and agreed to, in writing, by Customer from time to time.

DOMAIN NAMES. At Customer's request ATMnet will assist customer in obtaining and maintaining the domain name(s) used by Customer in connection with the Services. Customer acknowledges and agrees that the domain name(s) are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), the Internet Ad Hoc Committee ("IAHC") and the registrar issuing the domain name(s). Customer agrees to pay all fees charged by the issuing registrar relating to such domain name(s). Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IAHC or the issuing registrar and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular domain name, or (ii) the ability to resolve any domain name into its associated Internet Protocol ("IP") address(es).

IP ADDRESSES. At Customer's request ATMnet will allocate IP addresses to Customer from its Classless Inter Domain Routing ("CIDR") address blocks for Customer's use solely in connection with the Services, and only for the Initial Term of the Agreement and any renewal periods. Customer acknowledges and agrees that the IP addresses are subject to the policies and procedures of the Internet Assigned Numbers Authority ("IANA"), and the registrar authorizing the use of the IP addresses by ATMnet. Customer agrees to pay all fees

          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
         5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 92121-1798 -
                      619/643-1800 FACSIMILE 619/643-1801

INTERNET SERVICES TERMS AND CONDITIONS
PAGE 2

charged by the issuing registrar relating to such IP addresses. Allocation of IP addresses to Customer shall be made in a manner consistent with the policies of IANA, the Internet Engineering Task Force ("IETF"), and the issuing registrar. Customer acknowledges that ATMnet is not responsible for the actions taken by IANA, IETF, the issuing registrar or other network operators and, therefore, ATMnet makes no representations or warranties regarding: (i) the ability to obtain or to continue to use any particular IP addresses, or (ii) the routability of any IP addresses. Customer's use of IP addresses allocated to Customer by ATMnet shall cease within 90 days of the termination of this Agreement.

LIMITED WARRANTY. ATMnet represents and warrants that it has full power and authority to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted in this Agreement. ATMnet further warrants that all services provided by ATMnet under this Agreement will be provided in a workmanlike manner and in accordance with the standards of workmanship in the industry. ATMnet further represents that, as of the effective date of this Agreement, ATMnet is not aware of any specific claim (whether or not embodied in an action, past or present) by any third party that the ATMnet Services or the ATMnet Equipment infringe the intellectual property rights of any third party. Subject to the foregoing, ATMnet Services and ATMnet Equipment are provided on an "as is" and "as available" basis without warranties of any kind, either express or implied, including but not limited to warranties of title, noninfringement or implied warranties or merchantability or fitness for a particular purpose. No advice or information given by ATMnet or its affiliates shall create a warranty. Neither ATMnet nor its affiliates warrants that the service will be uninterrupted or error free or that any information, software or other material accessible on the service is free of harmful components.

LIMITATION OF LIABILITY. Under no circumstances shall either party or its affiliates be liable for any indirect, incidental, special, punitive or consequential damages that result in any way from the use of or inability to use ATMnet Services, or Customer's reliance on or use of information, services or merchandise provided on or via ATMnet Services, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission, or any failure of performance.

INDEMNITY. Customer agrees to defend, indemnify and hold ATMnet and its affiliates harmless form any and all liabilities, costs and expenses, including reasonable attorney's fees, settlement payments and any damages awarded related to or arising from: (1) the placement or transmission of any message, information, software or other materials on any other network connected to ATMnet; (2) any damages caused by Customer Equipment, (3) negligent acts or omissions of Customer or its affiliates in connection with the construction, installation, maintenance, presence, use or removal of systems, channels, equipment or software not provided by ATMnet which are connected or are to be connected to ATMnet Services; and (4) claims for infringement arising from the use of equipment and software, apparatus and systems not provided by ATMnet. In no event will Customer be liable to ATMnet for the content of information put on the ATMnet system by Customer's customers. Customer will provide in its contracts with its customers that those customers are solely liable for any content such customer puts on the ATMnet system.

DISPUTES. This Agreement and its addendum shall be governed by and construed in accordance with the laws of the state of California without application of the principles of conflict of laws. The parties consent to and submit to the exclusive jurisdiction of the federal and state courts located in San Diego, California.

NOTICES. All notices to a party under this Agreement will be in writing and will be sent by registered or certified mail, return receipt requested, or delivered by hand, by overnight courier or by telecopier to such party's place of business as noted on page 1 of this Agreement, or to such other address as may be designated in writing by either party in accordance with this section. Notices are effective upon receipt.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior representations, agreements and understandings whether oral, written or implied, and may only be modified in writing.


          ATMNET IS A REGISTERED SERVICE MARK - http://www.ATMnet.net
         5440 MOREHOUSE DRIVE, SUITE 3700 - SAN DIEGO, CA 93131-1798 -
                      619/643-1800 FACSIMILE 619/643-1801
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                                   ADDENDUM 2

                     Customer Equipment on ATMnet Premises

1. Delivery and Installation. Customer shall deliver to ATMnet the Customer Equipment on or before the delivery date agreed to by ATMnet and Customer. One week prior to the delivery date, Customer shall provide ATMnet with a description of the configuration of the equipment and its connection to ATMnet equipment.

2. Use. Customer shall use Customer Equipment solely and exclusively in accordance with this Agreement.

3. Installation. If any installation is necessary, customer shall install Customer Equipment at ATMnet's facility. Customer shall be responsible for insuring the maintenance of the Customer Equipment in good working order and condition. This maintenance shall include, but not be limited to, calibrating test equipment and having service and preventive maintenance performed as appropriate.

4. Access and Supervision. All access to Customer Equipment by Customer must be supervised by ATMnet. Emergency access will be provided as soon as possible on a best effort basis. Non-emergency access requires 24 hour advance notice. Customer shall not, under any circumstances, touch any equipment in ATMnet's facility other than the Customer Equipment, without the prior approval of ATMnet.

5. Adherence to Standards. The quality of all work performed on ATMnet premises must be to ATMnet's reasonable satisfaction. If such work is not performed to ATMnet's reasonable satisfaction, ATMnet will give Customer specific, written notice of the work that needs correction. If Customer does not correct such work to ATMnet's reasonable satisfaction within thirty (30) days of such notice, ATMnet may, if necessary, make corrections to the work performed at Customer's expense.

6. Interconnection. An Interconnection is any connection between the Customer Equipment and any other equipment within the ATMnet facility, and includes connections to equipment operated by ATMnet and/or third parties with circuit termination facilities within ATMnet facilities. All
     Interconnections must be approved and supervised by ATMnet, and Interconnections with third parties must be ordered by ATMnet.

7. Return. ATMnet shall return to Customer all Customer equipment, upon expiration or earlier termination of the Agreement.